First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	5	1,637,291.44	0.74	5.396	680	71.08
5.501 - 6.000	53	15,971,901.74	7.23	5.896	682	77.83
6.001 - 6.500	118	35,062,452.94	15.87	6.353	664	78.18
6.501 - 7.000	223	61,816,953.18	27.98	6.828	642	78.41
7.001 - 7.500	111	28,555,607.30	12.93	7.303	624	80.55
7.501 - 8.000	114	28,863,501.52	13.07	7.825	614	80.32
8.001 - 8.500	66	16,421,973.73	7.43	8.351	596	81.68
8.501 - 9.000	45	8,985,131.19	4.07	8.827	590	81.97
9.001 - 9.500	23	4,351,306.32	1.97	9.305	606	81.63
9.501 - 10.000	50	4,018,604.06	1.82	9.887	649	91.27
10.001 - 10.500	53	3,884,696.09	1.76	10.360	666	94.30
10.501 - 11.000	116	7,745,120.24	3.51	10.939	659	98.50
11.001 - 11.500	24	1,569,798.05	0.71	11.279	639	98.49
11.501 - 12.000	26	1,380,271.44	0.62	11.849	629	99.09
12.001 - 12.500	4	192,545.35	0.09	12.115	661	100.00
12.501 - 13.000	6	269,768.47	0.12	12.633	638	100.00
13.001 - 13.500	1	55,302.34	0.03	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.05	13.590	621	90.00

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	83	3,032,347.17	1.37	11.009	657	98.98
50,000.01 - 100,000.00	223	16,587,813.10	7.51	10.073	656	93.92
100,000.01 - 150,000.00	120	15,070,792.11	6.82	8.211	630	80.34
150,000.01 - 200,000.00	111	19,705,846.62	8.92	7.333	632	73.81
200,000.01 - 250,000.00	104	23,496,466.82	10.64	7.046	639	78.68
250,000.01 - 300,000.00	125	34,267,168.10	15.51	7.129	634	79.27
300,000.01 - 350,000.00	87	28,412,648.93	12.86	7.028	641	79.92
350,000.01 - 400,000.00	83	31,153,418.82	14.10	6.899	639	80.59
400,000.01 - 450,000.00	46	19,703,726.25	8.92	7.167	642	82.49
450,000.01 - 500,000.00	29	13,732,972.89	6.22	7.053	623	78.76
500,000.01 - 550,000.00	14	7,336,667.06	3.32	7.279	648	82.85
550,000.01 - 600,000.00	9	5,235,219.51	2.37	7.557	620	80.94
600,000.01 - 650,000.00	5	3,160,669.08	1.43	6.884	618	76.00

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	362	89,529,516.21	40.53	7.466	614	78.80
ARM 2/28 60 Month IO	246	74,970,194.62	33.94	6.805	656	80.48
30 Year Fixed	86	17,002,688.19	7.70	7.735	643	79.22
ARM 3/27 60 Month IO	39	10,954,015.21	4.96	6.772	659	80.92
30 Year Fixed Balloon 30/15	156	9,496,357.47	4.30	10.702	662	99.22
ARM 3/27	34	7,311,703.43	3.31	7.490	624	77.29
20 Year Fixed	91	6,648,349.99	3.01	10.545	665	95.43
ARM 5/25 60 Month IO	6	1,443,236.12	0.65	6.810	666	76.85
ARM 2/28 Balloon 40/30	3	862,398.53	0.39	6.748	588	71.22
30 Year Fixed 60 Month IO	3	656,589.79	0.30	7.579	676	91.49
15 Year Fixed	7	526,425.31	0.24	9.326	633	83.61
ARM 5/25 120 Month IO	1	359,734.98	0.16	6.300	634	69.90
ARM 5/25 Balloon 40/30	1	290,785.29	0.13	7.125	620	88.45
ARM 2/28 24 Month IO	1	289,929.58	0.13	5.800	745	80.00
25 Year Fixed	1	279,188.65	0.13	5.990	632	70.00
ARM 5/25	2	274,643.09	0.12	6.964	604	56.40

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	691	185,132,973.24	83.81	7.148	635	79.48
Fixed Fully Amortizing	188	25,113,241.93	11.37	8.489	649	83.82
Fixed Balloon	156	9,496,357.47	4.30	10.702	662	99.22
Adjustable Balloon	4	1,153,183.82	0.52	6.843	596	75.57

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	743	132,222,056.16	59.86	7.887	624	81.00
24	1	289,929.58	0.13	5.800	745	80.00
60	294	88,024,035.74	39.85	6.807	657	80.55
120	1	359,734.98	0.16	6.300	634	69.90

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	163	10,022,782.78	4.54	10.630	661	98.40
229 - 240	91	6,648,349.99	3.01	10.545	665	95.43
289 - 300	1	279,188.65	0.13	5.990	632	70.00
349 - 360	784	203,945,435.04	92.33	7.196	635	79.47

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	106	20,212,044.00	9.15	8.212	622	79.23
1	146	26,862,397.32	12.16	7.513	646	81.04
2	326	71,783,871.07	32.50	7.254	639	80.15
3	257	56,350,567.23	25.51	7.368	639	81.21
4	148	33,350,498.73	15.10	7.380	638	81.50
5	37	9,041,587.08	4.09	7.647	642	81.01
6	19	3,294,791.03	1.49	8.201	594	88.10

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	764	202,991,653.49	91.89	7.158	635	79.19
2	275	17,904,102.97	8.11	10.780	663	99.10

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	4	339,558.02	0.15	8.043	613	22.77
25.01 - 30.00	2	189,906.51	0.09	7.286	541	29.05
30.01 - 35.00	3	638,323.89	0.29	7.933	607	32.65
35.01 - 40.00	3	300,425.59	0.14	7.612	574	37.51
40.01 - 45.00	4	712,945.10	0.32	7.362	602	43.83
45.01 - 50.00	8	1,354,348.24	0.61	7.102	617	47.72
50.01 - 55.00	12	2,266,075.31	1.03	7.003	592	53.14
55.01 - 60.00	15	3,543,839.83	1.60	7.609	566	58.26
60.01 - 65.00	22	5,209,951.32	2.36	7.062	579	63.15
65.01 - 70.00	46	12,836,413.88	5.81	7.202	596	68.91
70.01 - 75.00	64	16,709,361.25	7.56	7.341	595	74.07
75.01 - 80.00	395	107,437,573.12	48.64	6.912	654	79.87
80.01 - 85.00	66	19,432,506.99	8.80	7.464	610	84.49
85.01 - 90.00	96	25,636,746.30	11.61	7.578	638	89.83
90.01 - 95.00	39	4,327,862.61	1.96	8.954	660	94.36
95.01 - 100.00	260	19,959,918.50	9.04	10.236	669	99.98

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	18	4,021,582.20	1.82	8.089	507	68.02
520 - 539	35	8,510,989.94	3.85	8.056	529	71.54
540 - 559	33	8,567,245.01	3.88	7.838	550	72.19
560 - 579	56	13,852,842.69	6.27	7.545	569	74.32
580 - 599	65	18,316,597.38	8.29	7.518	589	81.65
600 - 619	108	25,592,632.88	11.59	7.608	609	79.72
620 - 639	176	33,064,409.16	14.97	7.623	629	81.93
640 - 659	182	36,877,801.30	16.69	7.390	650	83.31
660 - 679	147	25,778,418.01	11.67	7.333	668	83.23
680 - 699	73	14,880,078.98	6.74	7.295	689	84.21
700 - 719	66	12,811,702.41	5.80	6.937	709	81.66
720 - 739	31	7,885,254.39	3.57	6.785	730	82.24
740 - 759	25	5,592,166.74	2.53	7.340	749	85.37
760 - 779	15	3,258,133.33	1.47	6.736	770	84.49
780 - 799	7	1,635,919.91	0.74	6.809	789	82.07
800 - 819	2	249,982.13	0.11	8.590	803	84.00

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

Min: 500
Max: 803
Weighted Average: 638

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	437	109,302,314.08	49.48	7.393	611	77.83
Purchase	560	102,848,066.58	46.56	7.530	667	84.00
Rate/Term Refinance	42	8,745,375.80	3.96	7.257	625	80.39

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	792	166,588,364.76	75.41	7.461	635	80.54
Duplex	76	20,642,651.88	9.34	7.333	647	82.13
PUD	84	17,129,588.04	7.75	7.519	632	81.05
Condo	77	13,516,716.18	6.12	7.329	660	82.57
3-4 Unit	8	2,726,740.67	1.23	7.972	620	76.80
Townhouse	2	291,694.93	0.13	7.355	668	80.00

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,039	220,895,756.46	100.00	7.452	638	80.80

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	977	208,581,887.20	94.43	7.429	637	80.89
Non-Owner Occupied	62	12,313,869.26	5.57	7.827	654	79.23

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	724	142,033,866.36	64.30	7.328	671	82.95
B	243	61,434,424.27	27.81	7.585	591	78.86
C	72	17,427,465.83	7.89	7.987	529	70.11

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	340	83,305,340.66	37.71	7.072	644	79.97
New York	253	62,764,547.16	28.41	7.520	632	81.08
New Jersey	97	19,046,448.07	8.62	7.901	627	79.54
Florida	86	12,272,012.25	5.56	8.188	630	83.89
Maryland	25	5,440,047.02	2.46	7.768	660	81.83
Virginia	25	5,370,660.83	2.43	7.618	603	76.19
Nevada	23	5,093,871.63	2.31	7.425	616	82.11
Arizona	23	3,601,156.82	1.63	7.283	673	84.68
Washington	19	3,414,836.70	1.55	7.422	642	82.18
Pennsylvania	16	2,615,811.75	1.18	7.439	635	82.61
North Carolina	19	2,463,068.19	1.12	8.149	653	76.28
Massachusetts	12	2,022,362.44	0.92	8.117	611	73.45
Georgia	7	1,130,062.18	0.51	7.799	670	86.89
Minnesota	8	1,040,149.95	0.47	7.296	670	85.44
Connecticut	5	921,650.23	0.42	7.374	637	73.87
Wisconsin	7	855,231.89	0.39	9.420	663	85.50
Oregon	7	847,043.94	0.38	7.126	660	85.80
South Carolina	5	814,709.95	0.37	8.338	695	92.39
Illinois	3	789,673.79	0.36	7.108	649	83.09
Utah	4	784,802.41	0.36	7.554	605	85.70
Colorado	8	769,416.36	0.35	7.796	643	80.37
Missouri	7	754,867.92	0.34	8.514	608	87.64
Rhode Island	5	698,580.22	0.32	7.970	620	80.21
Idaho	4	690,676.11	0.31	7.118	659	83.40
Indiana	6	682,770.96	0.31	7.904	643	84.47
Ohio	6	664,593.99	0.30	8.452	649	88.90
Texas	3	460,779.62	0.21	7.557	619	86.09
Michigan	5	329,051.62	0.15	7.957	662	83.42
Kansas	3	313,327.26	0.14	6.700	709	80.00
Louisiana	2	294,930.51	0.13	7.944	685	93.16
Tennessee	2	255,741.73	0.12	7.979	658	94.84
New Mexico	3	237,777.38	0.11	7.917	716	85.40
Iowa	1	149,754.92	0.07	9.050	560	75.00

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	345	52,321,710.08	23.69	8.189	637	82.10
12	185	61,128,341.95	27.67	7.230	633	80.37
24	396	84,748,763.00	38.37	7.258	640	80.81
36	113	22,696,941.43	10.27	7.070	642	78.95

Total:	1,039	220,895,756.46	100.00	7.452	638	80.80

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	6	1,290,281.53	0.69	6.794	645	80.00
4.001 - 4.500	7	1,854,476.31	1.00	5.615	680	77.48
4.501 - 5.000	21	5,943,605.04	3.19	6.059	667	79.71
5.001 - 5.500	60	16,529,603.05	8.87	6.473	655	78.35
5.501 - 6.000	227	67,217,812.73	36.08	6.660	650	78.75
6.001 - 6.500	132	33,323,362.00	17.89	7.118	638	80.54
6.501 - 7.000	121	30,883,263.05	16.58	7.642	616	79.29
7.001 - 7.500	61	16,366,017.28	8.79	8.199	601	81.19
7.501 - 8.000	42	9,055,321.73	4.86	8.677	582	80.59
8.001 - 8.500	15	3,532,181.61	1.90	9.218	587	78.91
8.501 - 9.000	3	290,232.73	0.16	9.689	595	78.49

Total:	695	186,286,157.06	100.00	7.146	635	79.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

10.501 - 11.000	1	199,979.85	0.11	6.000	764	80.00
11.001 - 11.500	9	3,093,956.38	1.66	6.219	705	80.00
11.501 - 12.000	30	8,859,909.37	4.76	6.142	671	78.93
12.001 - 12.500	70	20,409,067.53	10.96	6.313	658	78.16
12.501 - 13.000	157	45,185,238.28	24.26	6.676	649	78.51
13.001 - 13.500	106	29,170,730.35	15.66	6.980	638	79.40
13.501 - 14.000	141	37,189,843.77	19.96	7.321	627	79.77
14.001 - 14.500	70	18,823,920.09	10.10	7.892	603	81.15
14.501 - 15.000	47	10,952,291.06	5.88	8.320	593	80.36
15.001 - 15.500	32	6,852,812.41	3.68	8.686	597	81.13
15.501 - 16.000	17	2,947,276.00	1.58	8.976	596	79.31
16.001 - 16.500	7	1,173,244.34	0.63	9.294	588	77.72
16.501 - 17.000	4	490,085.77	0.26	9.512	599	82.84
17.001 - 17.500	2	470,957.13	0.25	10.258	637	84.20
18.001 - 18.500	1	107,923.47	0.06	11.050	533	80.00
21.501 - 22.000	1	358,921.26	0.19	7.500	649	100.00

Total:	695	186,286,157.06	100.00	7.146	635	79.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	4	1,432,970.85	0.77	5.385	675	73.99
5.501 - 6.000	50	15,261,068.84	8.19	5.892	682	78.58
6.001 - 6.500	109	32,435,917.07	17.41	6.352	665	78.63
6.501 - 7.000	204	56,419,606.40	30.29	6.818	643	78.68
7.001 - 7.500	101	26,090,650.47	14.01	7.309	622	80.49
7.501 - 8.000	100	25,999,375.44	13.96	7.824	611	80.08
8.001 - 8.500	62	15,835,350.16	8.50	8.353	595	82.03
8.501 - 9.000	38	7,786,036.67	4.18	8.819	583	81.09
9.001 - 9.500	17	3,581,058.71	1.92	9.280	590	78.49
9.501 - 10.000	6	801,315.56	0.43	9.754	565	72.70
10.001 - 10.500	2	470,957.13	0.25	10.258	637	84.20
10.501 - 11.000	1	63,926.29	0.03	10.700	649	100.00
11.001 - 11.500	1	107,923.47	0.06	11.050	533	80.00

Total:	695	186,286,157.06	100.00	7.146	635	79.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	8	1,327,776.11	0.71	8.083	677	92.38
1.500	1	161,658.39	0.09	9.225	532	67.50
2.000	9	2,807,085.96	1.51	6.971	635	80.33
3.000	666	178,812,914.78	95.99	7.134	634	79.34
4.000	6	1,987,420.00	1.07	7.951	643	83.57
5.000	4	803,701.82	0.43	6.692	650	73.77
5.500	1	385,600.00	0.21	6.500	656	80.00

Total:	695	186,286,157.06	100.00	7.146	635	79.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	517	140,444,584.90	75.39	7.210	631	79.66
1.500	178	45,841,572.16	24.61	6.951	646	78.82

Total:	695	186,286,157.06	100.00	7.146	635	79.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	273	76,740,084.57	41.19	7.099	635	80.45
22 - 26	339	88,911,954.37	47.73	7.214	632	78.72
27 - 31	2	706,373.62	0.38	7.691	612	82.40
32 - 36	71	17,559,345.02	9.43	7.034	646	79.35
52 - 56	1	93,496.92	0.05	8.250	721	85.00
57 - 61	9	2,274,902.56	1.22	6.729	645	74.43

Total:	695	186,286,157.06	100.00	7.146	635	79.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.